UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2006

Energy & Engine Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-32129	88-0471842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5308 West Plano Parkway, Plano, Texas 75093
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (972) 732-6360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

(a)
EENT filed a Form 12b-25 on March 31, 2006 to extend its deadline to file its 2005 Form 10-KSB for 15 days. In the 12b-25, EENT stated that the reason for the extension was the need for time for EENT's former auditor, Marcum & Kliegman, to review the 2004 numbers used in the Form 10-KSB. The Company has not been able to file within the extended deadline as the review is not yet complete. EENT has been able to engage Marcum & Kliegman to complete such review and anticipates filing its Form 10-KSB no later than Friday, April 21, 2006.

(b)	See attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	April 18, 2006	Energy & Engine Technology Corporation

By: /s/ Jolie G. Kahn
Jolie G. Kahn
Chief Legal Officer